EXHIBIT 1

         The undersigned hereby agree that this Schedule 13G filed by us with respect to the Class A Common Stock, $.01 par value, of Big City Radio, Inc. is filed on behalf of each of us.

                                          /s/Phillip Frost, M.D.
                                          --------------------------------------
Date: February 16, 2001                   Phillip Frost, M.D.


                                          FROST-NEVADA, LIMITED
                                          PARTNERSHIP

                                          /s/David Moskowitz
                                          --------------------------------------
Date: February 16, 2001                   David Moskowitz
                                          President of Frost-Nevada Corporation,
                                          General Partner


                                          FROST-NEVADA CORPORATION


                                          /s/David Moskowitz
                                          --------------------------------------
Date: February 16, 2001                   David Moskowitz
                                          President



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